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                                  EXHIBIT 99.2


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Schedule 99.2 - Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements give effect to the sale of the Apparel Division assets as previously described. The unaudited Pro Forma Consolidated Balance Sheet assumes the transaction occured on July 29, 2000. The unaudited Pro Forma Consolidated Statement of Operations for the year ended October 30, 1999 and the nine months ended July 29, 2000 give effect to the transaction as if it occured on November 1, 1998.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements of JPS Industries, Inc., including the related notes thereto. The pro forma financial statements data is not necessarily indicative of future results of JPS Industries that would have occurred or may occur had the transaction been in effect as of the dates presented.


JPS Industries, Inc.
Pro Forma Consolidated Balance Sheet
July 29, 2000
(Unaudited)
Amounts in Thousands

                                                      Historical
                                                     As Reported        Adjustments (a)              Pro Forma
                                                     -----------        ---------------              ---------
Cash                                                   $   1,259             $    (181)               $   1,078
Accounts receivable                                       47,916               (20,300)                  27,616
Inventory                                                 33,356               (13,936)                  19,420
Prepaid expenses and other                                 4,008                 4,484                    8,492
                                                       ---------             ---------                ---------
 Total current assets                                     86,539               (29,933)                  56,606

Property, plant and equipment, net                        81,451               (37,654)                  43,797

Reorganization value in excess of amounts
  allocable to identified assets                          29,776               (15,216)                  14,560
Other assets                                              12,000                  (815)                  11,185
                                                       ---------             ---------                ---------
  Total assets                                         $ 209,766             $ (83,618)               $ 126,148
                                                       =========             =========                =========

   LIABILITIES AND EQUITY
Accounts payable                                       $  16,667             $  (5,096)               $  11,571
Accrued interest                                             418                                            418
Accrued salaries, benefits and withholdings                7,035                (1,995)                   5,040
Other accrued expenses                                     7,837                  (742)                   7,095
Current portion of long-term debt                            929                                            929
                                                       ---------             ---------                ---------
 Total current liabilities                                32,886                (7,833)                  25,053

Long-term debt                                            60,053               (27,869)(b)               32,184
Deferred income taxes                                        937                                            937
Other long-term liabilities                               17,410                     0                   17,410
                                                       ---------             ---------                ---------
 Total liabilities                                       111,286               (35,702)                  75,584

Shareholders' equity:
Common Stock                                                 100                                            100
Additional paid-in capital                               124,191                                        124,191
Treasury stock at cost                                      (133)                                          (133)
Accumulated deficit                                      (25,678)              (47,916)(c)              (73,594)
                                                       ---------             ---------                ---------
 Total shareholders' equity                               98,480               (47,916)                  50,564
                                                       ---------             ---------                ---------
Total liabilities & shareholders' equity               $ 209,766             $ (83,618)               $ 126,148
                                                       =========             =========                =========

(a) To eliminate the assets and liabilities sold of the Apparel Division.
(b) To record debt paid off from the cash received from the sale. Contingent consideration is not recorded.
(c) To record the loss on the sale of the Apparel Division Assets.


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JPS Industries, Inc.
Pro Forma Consolidated Statement of Operations
Nine months ended July 29, 2000
(Unaudited)
Amounts in Thousands

                                                         Historical
                                                        As Reported     Adjustments (a)           Pro Forma
                                                        -----------     ---------------           ---------
Net sales                                                  $210,103            $(91,177)            $118,926
Cost of sales                                               170,867             (81,899)              88,968
                                                           --------            --------             --------
Gross profit                                                 39,236              (9,278)              29,958

Selling, general & administrative                            27,085              (6,939)              20,146
Other income                                                     73                 (61)                  12
                                                           --------            --------             --------
Operating income                                             12,224              (2,400)               9,824

Interest expense                                              5,156              (2,622)               2,534
                                                           --------            --------             --------
Income before taxes and discontinued operations               7,068                 222                7,290

Income taxes                                                  3,357                (381)               2,976
                                                           --------            --------             --------
Income from continuing operations                             3,711                 603                4,314

Income from discontinued operations                               0                   0                    0
Loss on sale of discontinued operation                            0                   0                    0
                                                           --------            --------             --------

Net income                                                 $  3,711            $    603             $  4,314
                                                           ========            ========             ========

(a) Revenues and expenses of the Apparel Division removed as a result of the sale.


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JPS Industries, Inc.
Pro Forma Consolidated Statement of Operations
Year ended October 30, 1999
(Unaudited)
Amounts in Thousands

                                                            Historical
                                                            As Reported        Adjustments (a)           Pro Forma
                                                            -----------        ---------------           ---------
Net sales                                                     $ 292,193             $(137,597)            $ 154,596
Cost of sales                                                   246,996              (127,688)              119,308
                                                              ---------             ---------             ---------
Gross profit                                                     45,197                (9,909)               35,288

Selling, general  & administrative                               35,489                (8,511)               26,978
Other expense                                                       323                     0                   323
Charges for plant closings and restructuring costs                3,718                (2,378)                1,340
                                                              ---------             ---------             ---------
Operating income                                                  5,667                   980                 6,647

Interest expense                                                  7,546                (4,035)                3,511
                                                              ---------             ---------             ---------
Income before taxes and discontinued operations                  (1,879)                5,015                 3,136

Income taxes                                                        569                 1,428                 1,997
                                                              ---------             ---------             ---------
Income from continuing operations                                (2,448)                3,587                 1,139

Loss from discontinued operations                                  (898)                    0                  (898)
Loss on sale of discontinued operation                          (18,096)                    0               (18,096)
                                                              ---------             ---------             ---------

Net income                                                    $ (21,442)            $   3,587             $ (17,855)
                                                              =========             =========             =========

(a) Revenues and expenses of the Apparel Division removed as a result of the sale.